Exhibit 24.1

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Joseph J. Ashton
Signature

Joseph J. Ashton
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Linda R. Gooden
Signature

Linda R. Gooden
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Joseph Jimenez
Signature

Joseph Jimenez
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Jane L. Mendillo
Signature

Jane L. Mendillo
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Michael G. Mullen
Signature

Michael G. Mullen
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ James J. Mulva
Signature

James J. Mulva
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Patricia F. Russo
Signature

Patricia F. Russo
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Thomas M. Schoewe
Signature

Thomas M. Schoewe
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Theodore M. Solso
Signature

Theodore M. Solso
Name

June 6, 2017
Date

POWER OF ATTORNEY

The undersigned, a director of General Motors Company (“GM”), hereby constitutes and appoints Thomas S. Timko, Jill E. Sutton, Kyle D. Crockett, and Rick E. Hansen, and each of them, my true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for me and in my name, place and stead, in any and all capacities (including my capacity as a director of GM), to sign:

SEC Registration Statement on	Covering
Form S-8	Registration of 42,000,000 shares of General Motors Company common stock, par value $0.01, for the General Motors Company 2017 Long-Term Incentive Plan

and any or all amendments (including post-effective amendments) to such Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or my substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, as amended, this power of attorney has been executed by the undersigned.

/s/ Carol M. Stephenson
Signature

Carol M. Stephenson
Name

June 6, 2017
Date